Exhibit (10)(o)(6)

AMENDMENT NO. 5

TO

ALLTEL CORPORATION 401(k) PLAN

(January 1, 2001 Restatement)

WHEREAS, ALLTEL Corporation (the “Company”) maintains the ALLTEL Corporation 401(k) Plan, as amended and restated effective January 1, 2001, and as subsequently amended (the “Plan”); and

WHEREAS, the Company desires further to amend the Plan in conformity to the Collective Bargaining Agreement between the Company and the Communication Workers of America Locals 3371 and 3372 effective October 4, 2003 and the Collective Bargaining Agreement between the Company and the International Brotherhood of Electrical Workers Local 463 ratified February 6, 2004;

NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as set forth herein, in the respects hereinafter set forth:

1.     Effective as of February 7, 2004, Section 13.11(b)(3) of the Plan is amended by deleting subsection (i) and substituting the following:

(i)            in the case of a KY CBA Employee covered by the collective bargaining agreement with IBEW Local 463:

(A)          for Contribution Periods ending prior to January 1, 2005, 66 cents for each $1 of the KY CBA Employee’s Salary Deferral Matched Contributions for the Contribution Period, and

(B)           for Contribution Periods ending after December 31, 2004, KY CBA Employee’s Salary Deferral Matched Contributions shall receive no Employer Matching Contributions and the Applicable Matching Amount shall be zero (0);

2.     Effective as of January 1, 2004, Section 13.11(b)(3) of the Plan is amended by deleting subsection (ii) and substituting the following:

(ii)           in the case of a KY CBA Employee covered by the collective bargaining agreement with the CWA:

(A)          for Contribution Periods ending prior to January 1, 2004, 75 cents for each $ 1 of the KY CBA Employee’s Salary Deferral Matched Contributions for the Contribution Period; and

(B)           for Contribution Periods ending after December 31, 2003, KY CBA Employee’s Salary Deferral Matched Contributions shall receive no Employer Matching Contributions and the

Applicable Matching Amount shall be zero (0).

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment No. 5 to ALLTEL Corporation 401(k) Plan (January 1, 2001 Restatement) to be executed on this 7th day of February, 2004.

ALLTEL CORPORATION

By:	/s/	Scott T. Ford
	Title:	President & CEO